Exhibit 99.1

Renovate America, Inc. 15073 Avenue of Science San Diego, CA 92128	Deutsche Bank Securities, Inc. 60 Wall Street, 3rd Floor New York, NY 10005
Morgan Stanley & Co. LLC 1585 Broadway New York, NY 10036

Independent Accountants’ Report on Applying Agreed-Upon Procedures

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Renovate America, Inc. (the “Company”), Deutsche Bank Securities and Morgan Stanley & Co. LLC (the “Underwriters”) collectively referred to herein as the “Specified Parties,” solely to assist you with respect to the accuracy of certain information related to the property assessed clean energy (“PACE”) assessments and PACE Bonds pursuant to the offering of the HERO Funding Notes, Series 2015-3 (the “Transaction” or “Notes).  The Company is responsible for the information related to the collateral assets (the “Responsible Party”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchanges Act of 1934).

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specific Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

PricewaterhouseCoopers LLP, 300 Madison Avenue New York, NY 10017
T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities.  PwC should not be regarded as having performed any procedures other than those detailed in this report.

We should not be regarded as having in any way warranted or given any assurance as to whether or not the information included in the Transaction documents or any other source document is sufficient to comply with any applicable laws and regulations including, but not limited to Regulation AB of the Securities and Exchange Commission. We did not perform any procedures to determine whether the Responsible Party is in compliance with any applicable laws and regulations including but not limited to Regulation AB of the Securities and Exchange Commission.

With respect to any terms or requirements of the Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to the offering documents) included in connection with our procedures;
(ii)	Your compliance with Rule 15Ga-2 of Securities Exchange of 1934 of Securities Act of 1934;
(iii)	The reasonableness of any of the assumptions provided by the Company; and
(iv)	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the Pool of assessments with all assets in the securitization based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

In connection with the Transaction, the Specified Parties agreed on a sample size of 105 assessments, and the Specified Parties have requested us to randomly select from the pool of assets sold as part of the Transaction.   The Specified Parties also agreed on a sample size of 32 PACE Bonds, which the
Specified Parties represent as the entire population of “PACE Bonds.”  The sufficiency of the sample size and the method for selecting the sample is solely the responsibility of the Specified Parties.

For purposes of this report, we have performed agreed-upon procedures with respect to certain information related to the PACE Assessments and PACE Bonds (the “PACE Assessments” and the “PACE Bonds,” respectively).  The following phrases, terms and definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared and agreed,” as used hereinafter, refers to the comparison of one or more data attributes to underlying documentation for which the data attributes and the underlying documentation have been found to be in agreement, unless otherwise indicated.

•	The phrase “Cut-off Date” refers to the close of business on November 2, 2015.

•	The phrase “Assessment Data Tape” refers to a detailed listing of 8,939 PACE Assessments provided to us by the Company on October 13, 2015, which per the Company contains all the PACE Assessments that will be included in the Transaction as of the Closing Date. The Assessment Data Tape includes certain attributes related to the PACE Assessments.

•	The phrase “Revised Assessment Data Tape” refers to a detailed listing of 8,939 PACE Assessments provided to us by the Company on October 23, 2015, which per the Company contains all the PACE Assessments that will be included in the Transaction as of the Closing Date. The Revised Assessment Data Tape includes certain attributes related to the PACE Assessments.

•	The phrase “Sample Assessments” refers to a sample of 105 PACE Assessments. We were instructed by the Company to randomly select 105 PACE Assessments from the Assessment Data Tape. A random selection method ensures that all PACE Assessments in the Assessment Data Tape have an equal chance of being selected.

•	The phrase “Assessment File” refers to the files or documentation related to each Assessment which generally includes the following documents: Contractual Assessment Data File, Hero Processing Worksheet, Assessment Contract, Completion Certificate, Hero Payment Summary, Tax Report, and a property value report. We were provided with an Assessment File for each Sample Assessment, which we used to perform the procedures related to the Sample Assessments enumerated below.

•	The phrase “PACE Data Tape” refers to a detailed listing provided by the Company of 32 PACE bonds which were created in October 2015.

•	The phrase “PACE Bonds” refers to 32 PACE bonds included in PACE Data Tape.

•	The phrase “PACE Files” refers to the file or collection of documentation, including Supplemental Indenture and Bond Call Prepayment Schedules provided to us and used by us in performing the procedures related to the PACE Bonds enumerated below.

PricewaterhouseCoopers LLP, 300 Madison Avenue New York, NY 10017
T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

We have performed the procedures enumerated below. The procedures below were established and agreed to by the Specified Parties and were performed solely to assist you with the comparison of certain attributes to source documents using the assumptions and methodologies specified in the procedures below.

We applied the following procedures to each of the Sampled Assessments:

1.	We compared the attributes specified in the table below (“Specified Attributes”) set forth in the “Assessment Data Tape” tab of the Assessment Data Tape, to the source within Assessment File and found the attributes to be in agreement except where noted in Exhibit A:

	Specified Attributes	Source within Assessment File
1	HEROId	Contractual Assessment Data File
2	Property City	Contractual Assessment Data File
3	APN	Contractual Assessment Data File
4	County	Contractual Assessment Data File
5	Zip	Contractual Assessment Data File
6	Property Type	Hero Processing Worksheet
7	Products (1-9)	Completion Certificate
8	Term	Hero Payment Summary
9	Rate	Assessment Contract
10	Funding Date	Contractual Assessment Data File
11	Funded Amount	Contractual Assessment Data File
12	Home Value	Hero Processing Worksheet
13	First Payment	Contractual Assessment Data File
14	Maturity Date	Contractual Assessment Data File
15	Tax Payment	Tax Report
16	Total Open Liens	Hero Processing Worksheet
17	Property Value Source	Applicable Assessment File – Zillow Report (“Z”), RAPropertyReport – Prequal Pro (“P”), Appraisal Report – (“A”)

Per the Company’s instruction, the Specified Attributes “Products (1-9)” may be listed in a different order in the Assessment File than the Assessment Data Tape.  The Company instructed that no exception should be noted in the event of a different order of Products.

Per the Company’s instruction, the Specified Attributes “Products (1-9)” may be listed more than one instance for any given Sample Assessment in the Assessment File.  The Company noted that if an identical Product was listed more than once in the Assessment File, and only listed once in the Assessment Data Tape, no exception should be noted.

Per the Company’s instruction, a $1 difference threshold was applied for the Specified Attribute “Tax Payment.”

For the Specified Attribute “Tax Payment,” differences were noted for all of the Sample Assessments as Exhibit A.

2.	We compared the range of home values identified in the Assessment File. Each Assessment File contained one property value source which contained a range of values as identified in procedure 1 from the Specified Attribute –“Property Value Source”. We compared the range of values to the Home Value from the Assessment Data Tape and found the Home Value to be within the range of values. Per the Company’s instruction, the range of values for the Appraisal Report comes from each comparable listed in the “Adjusted Sale Price of Comparables.”

3.	We recalculated the Loan to Value (“LTV”) and compared the results rounded to the nearest 0.01% to the LTV as disclosed in the Assessment Data Tape and found them to be in agreement. Using information obtained from the Assessment Data Tape, we recalculated LTV rounded to the nearest 0.01% as a) “Total Open Liens” over b) “Home Value.”

PricewaterhouseCoopers LLP, 300 Madison Avenue New York, NY 10017
T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

4.	We recalculated the Combined Loan to Value (‘CLTV”) and compared the results rounded to the nearest 0.01% to the CLTV as disclosed in the Assessment Date Tape and found them to be in agreement. Using information obtained from the Assessment Data Tape, we recalculated CLTV rounded to the nearest 0.01% by summing a) “Total Open Liens” and b) “Funded Amount” and dividing the result by “Home Value.”

5.	We recalculated Assessment- Loan to Value (“Assessment -LTV”) and compared the results rounded to the nearest 0.01% to the Assessment -LTV disclosed in the Assessment Data. Tape and found them to be in agreement. Using information obtained from the Assessment Data Tape, we recalculated Assessment -LTV rounded to the nearest 0.01% as the a) “Funded Amount” over b) “Home Value.”

6.	Using the information from the Assessments Data Tape, we recalculated the Reserve Fund Amount for each Sample Assessment and compared the results to the Reserve Fund Amount disclosed in the Assessment Data Tape and found them to be in agreement. The Reserve Fund Amount was recalculated by multiplying a) “Funded Amount” obtained from the Assessment Data Tape by b) 10 basis points for assessments with a BondId ending in “A”, 15 basis points for assessments with a BondId ending in “B”, and 7.5 basis points for assessments with a BondId ending in a “C.”

We applied the following procedure with respect to the Revised Assessment Data Tape:

7.	For each of the Sample Assessments, we compared the Tax Payment set forth in the “Revised Assessment Data Tape” tab of the Revised Assessment Data Tape, to the information in the Tax Report contained in the Assessment File as noted in Procedure 1 and found the Tax Payment to be in agreement.

We applied the following procedures with respect to the PACE Bonds:

8.	For each PACE Bond, we compared and agreed the attributes listed below, as set forth in the PACE Data Tape, to the information contained in the PACE Files and found them to be in agreement:

Attribute	Source
Bond_Name	Supplemental Indenture
Coupon	Supplemental Indenture
Maturity_Date	Supplemental Indenture
First_Pay_Date	Supplemental Indenture

9.	For each PACE Bond, utilizing the “Bond Roll Up Mapping” provided by the Company, we recalculated the current principal amount by subtracting a) the Bond Call Prepayment Amount obtained from the Bond Call Prepayment Schedule from b) the “Principal Amount” obtained from the Supplemental Indenture. We compared the result to the Current Principal Amount listed in the PACE Data Tape and found them to be in agreement.

10.	For each PACE Bond, we recalculated the “Term” by subtracting the “First_Pay_Date” from the “Maturity _Date” obtained from the PACE Files. The Company instructed us to round the results to the nearest Term as follows:

▪	5 year term
▪	10 year term
▪	15 year term, and
▪	20 year term

We compared the recalculated Term to the Term listed in the PACE Data Tape and found them to be in agreement.

We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the information provided to us or included in the Transaction documents.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/PricewaterhouseCoopers LLP

November 4, 2015

PricewaterhouseCoopers LLP, 300 Madison Avenue New York, NY 10017
T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Exhibit A
Exceptions to Procedure 1

Loan ID	Specified Attribute	Value per Specified Assessment File/Source	Value Per Assessment Date Tape	Loan ID	Specified Attribute	Value per Specified Assessment File/Source	Value Per Assessment Date Tape
160479	15	2632.76	1120.39	153363	15	6770	2595.48
143699	15	7358.22	2491.23	161336	15	9065.64	6663.04
161662	15	3575.72	3174.28	138619	15	1754.1	3126.33
164609	15	1196.48	1809.09	151295	15	3114.9	1209.17
123709	15	5974.22	2448.96	125171	15	3220.18	4229.31
151188	15	4620.68	7545.82	143760	15	2430.52	2861.59
138517	15	3372.29	1454.8	137498	15	3612.3	5611.28
166898	15	2908.52	1735.74	156949	15	4227.24	2020.56
163132	15	1268.4	2834.62	141718	15	2412.14	2316.56
160432	15	3723.48	7960.23	132772	15	5935.54	1393.56
161760	15	3025.68	3826.74	129950	15	2652.8	2486.87
157098	15	2660.91	5213.42	157583	15	5658.36	2180.26
127356	15	307.04	3060	125873	15	2511.82	3116.81
150285	15	4044.55	4521.55	125480	15	4974.29	2413.85
167458	15	2005.6	1212.89	148712	15	6718.1	4971.28
167632	15	3802.88	3955.66	137648	15	8293.66	5498.06
139521	15	3011.66	1158.67	153025	15	3677.64	5188.32
160332	15	14151.56	2856.01	140461	15	3681.03	1896.04
157357	15	3867.32	1800.63	147459	15	4683.99	1422.94
152603	15	4826.66	3071.11	148120	15	1622.24	2229.61
146558	15	3698.86	3323.15	122373	15	7816.28	4313.43
138161	15	4138.46	4590.99	128241	15	6306.94	4469.19
118361	15	2054.58	2869.28	148424	15	6089.9	661.47
136373	15	8129.28	5045.82	153494	15	2290.31	4062.59
129671	15	5790.58	4117.54	142188	15	6033.66	4153.05
150771	15	5253.16	10592.04	150332	15	1686.78	1524.27
163056	15	3524.81	1388.05	108590	15	1723.85	3665.61
165464	15	6469.45	6119.33	139708	15	1981.07	1947.13
154873	15	4159.46	7286.54	124825	15	787.28	6054.61
119147	15	2975.63	2664.22	147044	15	4502.18	2757.41
162365	15	2260.83	3866.96	140841	15	1903.79	3326.84
147895	15	1498.8	2208.59	136376	15	3390.52	1015.2
165836	15	1827.24	2362.84	141297	15	2093.02	1140.1
129263	15	3812.48	3914.06	136321	15	3102.84	1006.08
157298	15	1013.14	1714.37	125632	15	5678.66	2254.71
142975	15	2643.88	3850.2	127736	15	6660.38	4429.39
159459	15	1818.17	2421.82	130505	15	2314.91	3365.71
166515	15	899.21	3491.38	124413	15	2583.69	3775.9
163001	15	4755	6434.33	136388	15	4415.9	4349.67
139321	15	1809.26	6844.53	149201	15	3929.14	4180.64
157708	15	2490.41	2190.85	129673	15	4359.78	2218.73
149059	15	934.61	1914.45	117833	15	2443.52	859.84
138609	15	1912.12	2669.78	140054	15	4748.4	1505.16
149610	15	960.06	1824.95	144056	15	2709.56	1304.47
148296	15	5506.8	3118.07	143394	15	4108.04	4520.2
149759	15	1423.24	4079.73	143344	15	3653.07	1632.02
159536	15	929.79	879.44	139324	15	1897.64	2028.5
148543	15	977.74	1359.64	138170	15	4393	1467.68
159417	15	6289.36	3362.33	139776	15	1136.76	1310.47
158123	15	4890.45	5065.21	136502	15	1516	1778.5
151055	15	3250.49	4906.68	139311	15	2831.38	2858.29
151963	15	5825.56	1696.4	131500	15	2991.32	3403.17
135824	15	6333.16	2512.12

PricewaterhouseCoopers LLP, 300 Madison Avenue New York, NY 10017
T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us